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                                                                   EXHIBIT 10.60

                              FOURTEENTH AMENDMENT
                         DATED AS OF DECEMBER 21, 2004
                                       TO
                           RECEIVABLES SALE AGREEMENT
                          DATED AS OF OCTOBER 1, 1999

      THIS FOURTEENTH AMENDMENT (the "Amendment"), dated as of December 21, 2004, is entered into among Ametek Receivables Corp. (the "Seller"), Ametek, Inc. (the "Initial Collection Agent"), Amsterdam Funding Corporation, a Delaware corporation ("Amsterdam"), ABN AMRO Bank N.V., as Amsterdam's program letter of credit provider (the "Enhancer"), the Liquidity Provider listed on the signature page hereof (the "Liquidity Provider") and ABN AMRO Bank N.V., as agent for Amsterdam, the Enhancer and the Liquidity Provider (the "Agent").

                                   WITNESSETH:

      WHEREAS, the Seller, Initial Collection Agent, Amsterdam, Enhancer, Liquidity Provider and Agent have heretofore executed and delivered a Receivables Sale Agreement, dated as of October 1, 1999 (as amended, supplemented or otherwise modified through the date hereof, the "Sale Agreement"),

      WHEREAS, the parties hereto desire to amend the Sale Agreement as provided herein;

      NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree that the Sale Agreement shall be and is hereby amended as follows:

      Section 1. Upon execution by the parties hereto in the space provided for that purpose below, the Sale Agreement shall be, and it hereby is, amended as follows:

            (a) The date "December 21, 2004" appearing in clause (d) of the defined term "Liquidity Termination Date" appearing in Schedule I of the Sale Agreement is deleted and replaced with the date "December 20, 2005."

            (b) The date "December 21, 2004" appearing in clause (c)(ii) of the defined term "Termination Date" appearing in Schedule I of the Sale Agreement is deleted and replaced with the date "December 20, 2005."

            (c) Clause (k) of the defined term "Termination Event" appearing in Schedule I to the Receivables sale Agreement is hereby amended in its entirety and as so amended shall read as follows:

                  (k) the "Leverage Ratio" under and as defined in the Ametek Credit Agreement is greater than 0.70:1.0; or

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            (d)   Section 5.1(i) of the Sale Agreement is hereby amended in its entirety and as shall read as follows:

                  (i) Payments on Receivables, Accounts. The Seller will, and will cause each Originator to at all times instruct its Obligors to deliver payments on the Receivables to a Lock-Box Account. If any such payments or other Collections are received by the Seller or an Originator, it shall hold such payments in trust for the benefit of the Agent and the Purchasers and promptly (but in any event within two Business Days after receipt) remit such funds into a Lock-Box Account. The Seller will cause each Lock-Box Bank to comply with the terms of each applicable Lock-Box Letter. The Seller will not permit the funds of any Affiliate to be deposited into any Lock-Box Account. If such funds are nevertheless deposited into any Lock-Box Account, the Seller will promptly identify such funds for segregation. The Seller will not, and will not permit any Collection Agent or other Person to, commingle Collections or other funds to which the Agent or any Purchaser is entitled with any other funds. The Seller shall only add, and shall only permit an Originator to add, a Lock-Box Bank, Lock-Box, or Lock-Box Account to those listed on Exhibit F if the Agent has received notice of such addition, a copy of any new Lock-Box Agreement and an executed and acknowledged copy of a Lock-Box Letter substantially in the form of Exhibit F (with such changes as are acceptable to the Agent) from any new Lock-Box Bank. The Seller shall only terminate a Lock-Box Bank or Lock-Box, or close a Lock-Box Account, upon 30 days advance notice to the Agent.

      Section 2. To induce the Agent and the Purchasers to enter into this Amendment, the Seller and Initial Collection Agent represent and warrant to the Agent and the Purchasers that: (a) the representations and warranties contained in the Transaction Documents, are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); (b) no Potential Termination Event exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by each of the Seller and the Initial Collection Agent, and the Sale Agreement, as amended by this Amendment, and each of the other Transaction Documents are the legal, valid and binding obligations of the Seller and the Initial Collection Agent, enforceable against the Seller and the Initial Collection Agent in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any governmental authority is required for, and in the absence of which would adversely effect, the legal and valid execution and delivery or performance by the Seller or the Initial Collection

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Agent of this Amendment or the performance by the Seller or the Initial
Collection Agent of the Sale Agreement, as amended by this Amendment, or any other Transaction Document to which they are a party.

      Section 3. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

      Section 4. The Seller shall deliver to the Agent within 30 days of this Amendment executed Lock-Box Letters such that all Collections on Receivables will be delivered to Lock-Boxes and Lock-Box Accounts for which the relevant Lock-Box Bank shall have executed and delivered a Lock-Box Letter. Failure to comply with this covenant shall be a Termination Event.

      Section 5. Except as specifically provided above, the Sale Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of any Agent or any Purchaser under the Sale Agreement or any of the other Transaction Documents, nor constitute a waiver or modification of any provision of any of the other Transaction Documents. All defined terms used herein and not defined herein shall have the same meaning herein as in the Sale Agreement. The Seller agrees to pay on demand all costs and expenses (including reasonable fees and expenses of counsel) of or incurred by the Agent and each Purchaser Agent in connection with the negotiation, preparation, execution and delivery of this Amendment.

      Section 6. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York.

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                    ABN AMRO BANK N.V., as the Agent, as the
                                      Liquidity Provider and as the Enhancer

                                    By: /s/ Bernard Koh
                                        -------------------------
                                     Name: BERNARD KOH
                                     Title: Senior Vice President

                                    By: /s/ Therese Gremley
                                        --------------------------
                                     Title: Vice President

                                    AMSTERDAM FUNDING CORPORATION

                                    By: /s/ Bernard J. Angelo
                                        --------------------------
                                     Title: Vice President

                                    AMETEK RECEIVABLES CORP.

                                    By: /s/ Deirdre Saunders
                                        -------------------------
                                     Title: Treasurer

                                    AMETEK, INC.

                                    By: /s/ Deirdre Saunders
                                        --------------------------
                                     Title: VP & Treasurer

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